UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2004

Halozyme Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-49616	88-0488686
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11588 Sorrento Valley Road, Suite 17, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 22, 2004, Halozyme Therapeutics, Inc. (the "Company") received notice from the American Stock Exchange ("AMEX") that it had approved the Company’s application to transfer the listing of the Company’s securities from the OTC Bulletin Board. The Company’s securities are expected to commence trading on AMEX at the opening of business on November 1, 2004. The stock trading symbol for the Company will change to "HTI." Please see the attached Press Release dated October 25, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit -- Description
----------------------------
99.1 -- Press Release issued by the Company on October 25, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.

October 28, 2004	By:	Jonathan E. Lim, M.D.

Name: Jonathan E. Lim, M.D.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on October 25, 2004